UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 30, 2018

MONITRONICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	333-110025	74-2719343
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1990 Wittington Place

Farmers Branch, Texas 75234

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 628-5600
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01.  Regulation FD.

MONI Exchange Offer and MONI Consent Solicitation

On August 30, 2018, Ascent Capital Group, Inc. (“Ascent”) and Monitronics International, Inc. (“MONI”), a wholly owned subsidiary of Ascent, issued a press release, attached hereto as Exhibit 99.1, announcing that MONI and Ascent commenced an exchange offer and consent solicitation, pursuant to which (a) MONI and Ascent are offering to exchange (the “MONI Exchange Offer”) up to (i) up to an aggregate of $100,000,000 in cash from Ascent (the “Cash Consideration Cap”) and/or (ii) a combination of (x) $585,000,000 aggregate principal amount of MONI’s 7.750%/3.750% Senior Unsecured Cashpay/PIK Notes due 2023 (the “New MONI Notes”), and (y) for each $1,000 principal amount of Old MONI Notes (as defined below) accepted in the MONI Exchange Offer, one warrant entitling the holder to purchase 2.64 shares of Ascent’s Series A common stock, par value $0.01 per share, at an exercise price equal to $5.00 for each whole share, which, assuming the MONI Exchange Offer is fully subscribed at the high end of the price range at or prior to the early tender time for the MONI Exchange Offer and the Cash Consideration Cap is reached, would constitute in the aggregate warrants to purchase up to 1,243,117 shares of Ascent’s Series A common stock, representing 10.0% of the aggregate shares of Series A common stock and Series B common stock, par value $0.01 per share, outstanding immediately prior to the launch of the such exchange offer and consent solicitation, in each case, for validly tendered (and not validly withdrawn) outstanding 9.125% Senior Notes due 2020 of MONI (the “Old MONI Notes”) and (b) MONI is soliciting consents from registered holders of the Old MONI Notes to certain proposed amendments to the indenture governing the Old MONI Notes, which would become effective on the settlement date with respect to the MONI Exchange Offer (the “MONI Consent Solicitation”).  A copy of the press release announcing the MONI Exchange Offer and the MONI Consent Solicitation is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the New MONI Notes, the Old MONI Notes or any other securities, nor shall there be any offer, solicitation or sale of the New MONI Notes, the Old MONI Notes or any other securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful.

This Item 7.01 and the exhibit attached hereto are being furnished to the Securities and Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Ascent and MONI on August 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2018

MONITRONICS INTERNATIONAL, INC.

By:	/s/ William E. Niles

	Name:	William E. Niles
	Title:	Executive Vice President and Secretary